NUVEEN LARGE CAP SELECT FUND

NUVEEN SMALL CAP VALUE FUND

SUPPLEMENT DATED JANUARY 3, 2014

TO THE PROSPECTUS DATED FEBRUARY 28, 2013

1.	The fifth paragraph of the section “How We Manage Your Money—Who Manages the Fund—Management Fees” is deleted in its entirety and replaced with the following:

Nuveen Fund Advisors has contractually agreed to waive fees and/or reimburse expenses through February 28, 2014 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, for the following Funds do not exceed the percentages of the average daily net assets listed below of any class of Fund shares:

Fund	Class A	Class B	Class C	Class R3	Class I
Nuveen Equity Index Fund	0.62%	1.37%	1.37%	0.87%	0.37%
Nuveen Mid Cap Index Fund	0.75%	—	1.50%	1.00%	0.50%
Nuveen Mid Cap Value Fund	1.34%	2.09%	2.09%	1.59%	1.09%
Nuveen Small Cap Growth Opportunities Fund	1.47%	2.22%	2.22%	1.72%	1.22%
Nuveen Small Cap Index Fund	0.83%	—	1.58%	1.08%	0.58%
Nuveen Tactical Market Opportunities Fund	1.20%	—	1.95%	—	0.95%

Nuveen Fund Advisors has contractually agreed to waive fees and/or reimburse expenses through February 28, 2015 for Nuveen Small Cap Value Fund so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.45%, 2.20%, 1.70% and 1.20% for Class A, Class C, Class R3 and Class I shares, respectively.

Nuveen Fund Advisors has contractually agreed to waive fees and/or reimburse expenses through October 31, 2015 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, for the following Funds do not exceed the percentages of the average daily net assets listed below of any class of Fund shares:

	Class A	Class C	Class I
Nuveen International Select Fund	1.45%	2.20%	1.20%
Nuveen Large Cap Select Fund	1.30%	2.05%	1.05%

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-FSTKP-0114P